                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


                           Check the appropriate box:

                      [X] Preliminary Information Statement

     [ ] Confidential, for Use of the Commission Only (as [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                      [ ] Definitive Information Statement

                       MULTI-MEDIA TUTORIAL SERVICES, INC.

                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction

(5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                       MULTI-MEDIA TUTORIAL SERVICES, INC.
                                205 Kings Highway
                            Brooklyn, New York 11223
                             telephone 718-234-0404

Dear Stockholders:

         We are writing to advise you that Multi-Media Tutorial Services, Inc. ("Multi-Media" or "Corporation") intends to amend its Certificate of Incorporation (the "Amendment") increasing the number of authorized shares of common stock from 20,000,000 shares to 100,000,000 shares and decrease the par value of the common stock and preferred stock to $0.0001 par value. This action was approved on April 20, 2004 by our Board of Directors. In addition, a majority of our issued and outstanding voting securities have approved this action by written consent in lieu of a special meeting in accordance with the relevant sections of the Delaware General Corporation Law. These actions will not be effective until after we file the Amendment with the Delaware Secretary of State. We intend to file the Amendment on or about May 24, 2004, which is 20 days after the date this information statement is first mailed to our stockholders.

         The increase in the authorized common stock and reduction in the par value of Multi-Media is not intended to change the proportionate equity interest of our stockholders in relation to the authorized common stock of Multi-Media. As described hereafter, it is hoped that these actions will result in a broader based market and promote greater liquidity for Multi-Media's stockholders. Since there is no proportionate increase between the outstanding and authorized shares of common stock as a result of this Amendment, this action is not designed to permit or facilitate any transaction involving the common stock of Multi-Media.

                        WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about May 3, 2004.

         Please feel free to call us at 718-234-0404 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Multi-Media.

For the Board of Directors of MULTI-MEDIA TUTORIAL SERVICES, INC.

By: /s/ Barry Reichman
-------------------------------------
Barry Reichman, CEO

                       MULTI MEDIA TUTORIAL SERVICES, INC.
                                205 Kings Highway
                            Brooklyn, New York 11223

                         INFORMATION STATEMENT REGARDING
                    ACTION TO BE TAKEN BY WRITTEN CONSENT OF
                              MAJORITY STOCKHOLDERS
                          IN LIEU OF A SPECIAL MEETING

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

         This Information Statement is being furnished to the stockholders of Multi-Media Tutorial Services, Inc. in connection with the adoption of a Certificate of Amendment to our Certificate of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On April 20, 2004 our Board of Directors approved an amendment to our Certificate of Incorporation increasing the number of our authorized shares of common stock from 20,000,000 shares to 100,000,000 shares and decreasing our par value for the common stock and preferred stock to $0.0001 (the "Amendment"). These actions were approved on April 20, 2004 by the written consent of the holders of a majority of our issued and outstanding common stock and will become effective upon the filing of the Amendment with the Secretary of State of Delaware in accordance with the relevant sections of the Delaware General Corporation Law. The Amendment will be filed with the Secretary of State of Delaware as soon as possible thereafter. The full text of the Amendment is attached to this information statement as Exhibit A.

         The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

         Pursuant to Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about May 3, 2004 to stockholders of record, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter's rights are afforded to our stockholders under Delaware law as a result of the adoption of the Amendment.

         The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                           OUR PRINCIPAL STOCKHOLDERS

         Our voting securities are comprised of our common stock. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. The following table contains information regarding record ownership of our common stock as of April 20, 2004 held by:

         * persons who own beneficially more than 5% of our outstanding voting securities,

         *    our directors,

         *    named executive officers, and

         *    all of our directors and officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from April 20, 2004, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o the Corporation, 205 Kings Highway, Brooklyn, New York 11223.

Name of                             Amount and Nature of              Percentage
Beneficial Owner                    Beneficial Ownership               of Class
----------------                    --------------------               --------

Barry Reichman (1)                      7,501,361                        37.66

Custer Company, Inc. (2)                1,685,556                         8.46

Josh B. Scheinfeld
  and Steve G. Martin (3)               3,728,611                        18.72

Jacob Wizman (4)                        2,720,556                        13.66

All officers and directors
  as a group (2 persons)(5)             7,501,361                        37.66

----------

# Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*        Less than 1%.

(1) Mr. and Mrs. Reichman are husband and wife. Mr. Reichman is an officer and director of the Company. Mrs. Reichman is a director of the Company. Includes options to purchase up to 3,224,967 shares granted to Mr. Reichman, options to purchase up to 2,025,000 shares granted to Mrs. Reichman, 230,769 shares owned by Mrs. Reichman, and 20,625 shares owned by Mr. Reichman.

(2) The address for Custer Company, Inc. is 10911 Petal Street, Dallas Texas 75238.

(3) The address for Josh Scheinfeld and Steve Martin is 222 Merchandise Mart Plaza Suite 9-112 Chicago, IL 60654. Includes warrants to purchase 1,375,000 shares of common stock.

(4) The address for Mr. Wizman is 211 South Beverly Drive, Suite 108, Beverly Hills, California 90210. Includes promissory notes convertible into up to 875,000 shares of Common Stock.

(5)      See Footnotes 1 and 2 above.

                                   PROPOSAL 1

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                    TO INCREASE THE NUMBER OF OUR AUTHORIZED
                             SHARES OF COMMON STOCK

         We currently have authorized 20,000,000 shares of common stock and at August 31, 2003 we had 18,395,667 shares issued and outstanding. Pursuant to the Amendment, we will increase the number of authorized shares to 100,000,000 shares.

PURPOSE AND EFFECT OF AMENDMENT.

         As a result of the increase in the number of authorized shares of our common stock, we will have additional shares of unissued common stock available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, which will occur contemporaneously as herein described, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and to provide equity incentives to employees and officers or for other valid corporate purposes. Our Board of Directors believe that increasing the number of authorized shares of common stock available for issuance or reservation will provide us with the flexibility to issue shares of common stock without the expense and delay of a special stockholders' meeting. Our business model provides that in the future we may issue shares of our common stock in acquisitions, for capital raising purposes, in connection with equity compensation plans or for other valid corporate purposes. However, we currently have no plans or existing or proposed agreements or understandings to issue, or reserve for future issuance, any shares of our common stock, including as part of a capital raising transaction or otherwise.

         The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by our Certificate of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. In addition, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock and any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

         While the Amendment may have anti-takeover ramifications, rendering it more difficult or discouraging an attempt to obtain control of our company by means of tender offer, proxy contest, merger or otherwise, the Board of Directors believes that the financial flexibility offered by the proposed amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, it may encourage persons seeking to acquire Multi-Media to negotiate directly with our Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interest. The Board of Directors is not currently aware of any attempt to take over or acquire Multi-Media. While it may be deemed to have potential anti-takeover effects, the increase in the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

MANNER OF EFFECTING THE AMENDMENT.

         The increase in the number of authorized shares of our common stock will be effected by the filing of the Amendment with the Secretary of State of the State of Delaware. The Amendment will become effective upon the filing. We anticipate that the Amendment will be filed on or about May 24, 2004, which is 20 days after this Information Statement was first mailed to our stockholders.

                             NO DISSENTER'S RIGHTS.

         Under Delaware law stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

         We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

MULTI-MEDIA TUTORIAL SERVICES, INC.

By: /s/ Barry Reichman
Barry Reichman, CEO

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION
                     of MULTI-MEDIA TUTORIAL SERVICES, INC.

         MULTI-MEDIA TUTORIAL SERVICES, INC. (the "Corporation") a corporation organized and existing under and by virtue of the Delaware General Corporation Law ("DGCL") does hereby certify:

         FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its Directors, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

                  RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article 4 of the Certificate of Incorporation, so that, as amended, said Article shall be and read as follows:

         NUMBER OF SHARES AUTHORIZED; PAR VALUE. The corporation is authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

         SECOND: That in lieu of a meeting and vote of the stockholders of the Corporation, a majority of the holders of the Corporation's Common Stock have given their written consent to said amendment in accordance with the provisions of Section 228 of the DGCL, and written notice of the adoption of the amendment has been given as provided in Section 228 of the DGCL to every stockholder entitled to such notice.

         THIRD: That the foregoing amendment of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

         FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this ____ day of May, 2004.

                                          Multi-Media Tutorial Services, Inc.

                                          By: /s/ Barry Reichman
                                              ---------------------------------
                                              Barry Reichman
                                              CEO